OAK RIDGE MICRO-ENERGY, INC. (OTCBB: OKME)

Revitalised battery company Oak Ridge Micro-Energy completes $2.5 million private placement by global fund with revenues expected in Q4 2013.

Melbourne, Florida, July 10 2013

Oak Ridge Micro-Energy, Inc. (OTCBB: OKME) announces a strategic US $2.5 million investment by Precept Fund Management SPC’s on behalf of Prescient Fund SP into the revitalised US battery company Oak Ridge Micro-Energy (OKME).

http://www.otcmarkets.com/edgar/GetFilingHtml?FilingID=9391581

Mr. Steve Barber, Principal of Precept Investment Management Limited, the investment manager of Precept Fund Management SPC said:

“Globally the energy storage sector is projected to be a US$60 Billion market by 2020. Precept’s $2.5m placement into OKME is a strategic move by the fund to secure a significant share of this exciting company and the growth potential of the battery market. Our opinion is that OKME has a world leading technical and commercial team, a focused business development strategy and the reputation to be a key player in the US and global battery market. OKME is one of only two investment targets the Fund identified after an in-depth analysis of the energy storage market. The other is a Swiss battery company named Leclanche. Precept is a long-term, active participation, value investor, and we look forward to a long and rewarding relationship with OKME.”

Precept: http://www.preceptfundmanagement.com/

 Leclanche SA (LECN.SW):

http://www.bloomberg.com/news/2013-07-09/leclanche-rises-after-securing-convertible-loan.html

This private placement is the culmination of an eight-month restructuring, refinancing and refocussing of OKME, by new CEO and President Jeffrey Flood:

“In the last eight months we have quietly put together a team of technical, engineering and manufacturing experts, we have built a high quality mid scale manufacturing and development facility in Melbourne Florida to take OKME’s specialized solid state battery technology to commercial scale while adding capability to manufacture other strong revenue driving products such as high energy Lithium Ion batteries, thermal batteries and super capacitors. This investment by Precept allows us to rapidly move forward with first revenues expected in Q4 this year.”

OKME will now change its name to Oakridge Energy Technologies, Inc. to better communicate the Company’s business development strategy and positioning in the market. A new corporate presence has been developed including the attached logo.

OKME plans the implementation of a business development strategy to achieve its previously announced desire to seek a listing of its common stock on the NASDAQ Market and to implement a dual-listing of its common stock on an international exchange such as London’s Alternative Investment Market (“AiM”).

 As part of the Private Placement Agreement, OKME’s Board has been expanded and two additional board members selected by Precept to strengthen the OKME Board have been appointed:

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Mr Tom Oishi an expert analyst and investor in this technology sector with strong links to large Japanese based battery clients and battery manufacturers; and

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Mr Bryan Urban, a finance and business development expert in the energy sector based out of Dallas with strong links to US markets.

ENDS

Investor Relations:

David Floor, Oak Ridge Energy Technology: Telephone (801) 554-0090 dave.floor@oakridgeenergytech.com

Disclaimer

This Press Release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Press Release. We cannot assure you that the forward-looking statements in this Press Release will prove to be accurate and therefore prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Press Release completely, and review all of the information about the Company contained in its reports or registration statements on file with the SEC in the considering the matters discussed herein. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

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